Income Taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes
21	Income Taxes
The effective tax rate for the nine months ended September 30, 2021 differs from the Canadian statutory rate of 26.5% primarily due to the reversal of the U.S. deferred tax asset valuation allowance as a result of the deferred tax liabilities assumed in the Alliance Acquisition.